UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 15, 2021

NORTHERN GENESIS ACQUISITION CORP. II

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39881	85-3343695
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4801 Main Street, Suite 1000 Kansas City, MO	64112
(Address of principal executive offices)	(Zip Code)

(816) 983-8000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one-third of one redeemable warrant	NGAB.U	New York Stock Exchange
Common Stock, par value $0.0001 per share	NGAB	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	NGAB WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On January 15, 2021, Northern Genesis Acquisition Corp. II (the “Company”) consummated it is initial public offering (the “IPO”) of 41,400,000 Units, which includes the exercise in full of the underwriters’ option to purchase an additional 5,400,000 Units. Each Unit consists of one share of common stock of the Company, par value $0.0001 per share (“Common Stock”), and one-third of one redeemable warrant of the Company (a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Common Stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $414,000,000.

On January 15, 2021, simultaneously with the closing of the IPO, the Company completed the private sale of 6,686,667 warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant to the Company’s sponsor, Northern Genesis Sponsor II LLC, generating gross proceeds to the Company of approximately $10,030,000.

A total of $414,000,000, comprised of $405,720,000 of the proceeds from the IPO (which amount includes $14,490,00 of the underwriter’s deferred underwriting commissions) and $8,280,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. An audited balance sheet as of January 15, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
99.1	Audited Balance Sheet, as of January 15, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: January 22, 2021
NORTHERN GENESIS ACQUISITION CORP. II

	By:	/s/ Ken Manget
		Name:	Ken Manget
		Title:	Chief Financial Officer

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